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                                                                   Exhibit 10.34

DEBTOR-IN-POSSESSION
REVOLVING CREDIT NOTE                            WELLS FARGO RETAIL FINANCE, LLC
813875.2

$30,000,000.00

Boston, Massachusetts                                           February 4, 2004

      FOR VALUE RECEIVED, the undersigned, Gadzooks, Inc., Debtor and Debtor-in-Possession, a Texas corporation with its principal executive offices at 4121 International Parkway, Carrollton, Texas 75007 (the "BORROWER"), promises to pay to the order of Wells Fargo Retail Finance, LLC, a Delaware limited liability company with its offices at One Boston Place - 18th Floor, Boston, Massachusetts 02108 (with any subsequent holder, the "LENDER") the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Revolving Credit established pursuant to the Debtor-in-Possession Loan and Security Agreement of even date (as such may be amended hereafter, the "LOAN AGREEMENT") between the Lender and the Borrower, with interest at the rate and payable in the manner stated therein.

      This is the "Revolving Credit Note" to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein. Terms used herein which are defined in the Loan Agreement are used as so defined.

      The Lender's books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder. The Borrower shall be bound by and obligated on account of any increase or decrease in the amount of the holder's Revolving Credit Ceiling notwithstanding that such increase or decrease may not be reflect on this Revolving Credit Note.

      No delay or omission by the Lender in exercising or enforcing any of the Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver

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                                                                   Exhibit 10.34

of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

      The Borrower, and each endorser and guarantor of this Revolving Credit Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Lender with respect to this Revolving Credit Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other person obligated on account of this Revolving Credit Note.

      This Revolving Credit Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

      The liabilities of the Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several, provided, however, the release by the Lender of any one or more such person, endorser or guarantor shall not release any other person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to the Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Revolving Credit Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

      This Revolving Credit Note is delivered at the offices of the Lender in Boston, Massachusetts, shall be governed by the law of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument.

      The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender in the establishment and maintenance of the Lender's relationship with the Borrower contemplated by this Revolving Credit Note, is relying thereon. THE BORROWER, TO THE EXTENT

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                                                                   Exhibit 10.34

ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONG OR BETWEEN THE BORROWER, ANY SUCH PERSON, AND THE LENDER.

                                                                 GADZOOKS, INC.
                                                Debtor and Debtor-in-Possession

                                                               (The " BORROWER")

                                           By:__________________________________

                                           Title:_______________________________